UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2323 Main Street, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-793-9227

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHIL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provide pursuant to Section 13(a) of the Exchange Act. ☐.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

1. Loan Approval Letter and Term Sheet between Geza Holding AG and PHI Group, Inc.

On December 10, 2021, the registrant received a Loan Approval Letter from Geza Holding AG, a Swiss company located at Bleicherweg 18, 8002, Zurich, Switzerland for a USD 1.5 billion project financing loan program and on December 15, 2021 the registrant signed a Term Sheet with Geza Holding AG for the proposed financing. According to the Loan Approval Letter and the Term Sheet, the term of the loan will be fifteen years and the interest rate will be 3.5% per annum, with a one-year grace period.

The closing of this transaction is subject to having met certain administrative and legal requirements, including operational due diligence, technical and financial due diligence and evaluation work, approval of management and board of directors, execution of a definitive agreement and the incorporation of a Special Purpose Company (SPV), which are customary and reasonable for a transaction of this type. Subject to the fulfilment of the requirements mentioned herein, the closing of this transaction is estimated to occur 30 days after the date of the Loan Approval Letter.

The registrant intends to use the funds from this loan program for a variety of investment opportunities, including but not limited to the Asia Diamond Exchange, the Multi-Commodities Center, selective projects in the areas of real estate, infrastructure, renewable energy, healthcare, agriculture and special opportunities.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITS

Item 9.01 Financial Statements and Exhibits

The following is a complete list of exhibit(s) in connection with the filing of this Report.

Exhibit number(s) correspond to the number(s) in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
10.1	Loan Approval Letter from Geza Holding AG dated December 10, 2021 for a USD 1.5 billion project funding loan program (the complete Loan Approval document is submitted separately to the Securities and Exchange Commission).

10.2	Term Sheet for the Proposed Financing between Geza Holding AG and PHI Group, Inc. dated December 15, 2021 (the complete Term Sheet document is submitted separately to the Securities and Exchange Commission).

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2021

PHI GROUP, INC.
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO